UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 25, 2018

GLACIER BANCORP, INC.
(Exact name of registrant as specified in its charter)

Montana
(State or other jurisdiction of incorporation)

(Commission File Number)	(IRS Employer Identification No.)
000-18911	81-0519541

49 Commons Loop
Kalispell, Montana 59901
(Address of principal executive offices) (zip code)

Registrant's telephone number, including area code: (406) 756-4200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
The 2018 Annual Meeting of Shareholders of Glacier Bancorp, Inc. (the “Company”) was held on April 25, 2018. The following matters were voted upon at the 2018 Annual Meeting:
1. The election of ten directors to serve on the board of directors until the 2019 annual meeting.
2. Consideration of an advisory (non-binding) resolution to approve the compensation of the Company’s named executive officers.
3. Ratification of the appointment of BKD, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.
The following is a summary of the voting results for the matters voted upon by the shareholders.
1. Election of Directors

Director’s Name	Votes For	Withheld	Broker Non-Votes
Randall M. Chesler	64,205,707	353,120	10,331,017
Sherry L. Cladouhos	64,263,880	294,947	10,331,017
James M. English	63,294,888	1,263,939	10,331,017
Annie M. Goodwin	64,273,980	284,847	10,331,017
Dallas I. Herron	64,200,075	358,752	10,331,017
Craig A. Langel	64,122,626	436,201	10,331,017
Douglas J. McBride	64,126,459	432,368	10,331,017
John W. Murdoch	64,082,723	476,104	10,331,017
Mark J. Semmens	64,290,415	268,412	10,331,017
George R. Sutton	64,188,661	370,166	10,331,017

Receiving a plurality of the votes cast, those nominated are the newly elected directors of the Company. They will hold office until their successors are elected and qualified or until they resign or are removed from office.

2. Advisory (non-binding) resolution to approve Named Executive Compensation

Votes For	Votes Against	Abstentions	Broker Non-Votes
63,938,397	423,708	196,722	10,331,017

The advisory resolution to approve the compensation of the Company’s named executive officers is approved.

3. Ratification of Appointment of Independent Registered Public Accounting Firm

Votes For	Votes Against	Abstentions	Broker Non-Votes
74,559,376	269,421	61,047	0
BKD, LLP is ratified as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	May 1, 2018	GLACIER BANCORP, INC.

/s/ Randall M. Chesler
		By:	Randall M. Chesler
President and CEO